Exhibit 99.1

Investor Road Show September 2 – 3, 2009

1 Notice Regarding Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond our control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, natural gas, oil, and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; performance of our suppliers and other counterparties; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels and regulations, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development and operation of Regional Transmission Organizations (RTOs), including PJM Interconnection, L.L.C. (PJM) to which DPL’s operating subsidiary The Dayton Power and Light Company (DP&L) has given control of its transmission functions; changes in our purchasing processes, pricing, delays, employee, contractor, and supplier performance and availability; significant delays associated with large construction projects; growth in our service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions, including impacts the current financial crisis may have on our business and financial conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

2 Non-GAAP Financial Measures This presentation contains non-GAAP financial measures as defined under SEC Regulation G. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States (GAAP). Adjusted earnings per share from continuing operations, total liquidity and free cash flow are non-GAAP financial measures referenced in this presentation. DPL’s management believes that adjusted earnings per share from continuing operations information is relevant and useful information to our investors as this measure excludes certain one-time items. Management feels that this is a meaningful analysis of our financial performance as it is not obscured by unique large factors or one-time events. DPL measures total liquidity as its cash and cash equivalents plus available capacity under existing short-term credit facilities. Total liquidity provides useful information about the company’s ability to meet its current obligations and commitments. DPL defines free cash flow as net cash provided by operating activities less dividends paid on common stock and capital expenditures. Free cash flow provides useful information about cash generated by the company’s operations after dividends and capital expenditures. However, free cash flow should not be considered as an alternative to net income, income from continuing operations, net cash provided by operating activities or the change in cash for a particular period. These non-GAAP financial measures are used by management in evaluating the company’s ongoing operating performance. However, non-GAAP financial measures are not substitutes for financial measures determined in accordance with GAAP, and may not be comparable to financial measures reported by other companies. This presentation includes a reconciliation of the non-GAAP financial measure of adjusted earnings per share from continuing operations to the comparable GAAP financial measure of earnings per share from continuing operations, as well as a reconciliation of the non-GAAP financial measure of total liquidity to the comparable GAAP financial measure of cash and cash equivalents. Due to the forward-looking nature of the non-GAAP free cash flow projections included in this presentation, information to reconcile them to the most directly comparable GAAP financial measure of net cash provided by operating activities is not available at this time without unreasonable effort, as these projections are developed at a level of detail different than that used to prepare GAAP-based financial measures.

3 A reliable, efficient, profitable and well-regarded investor-owned regional utility DPL Inc. Overview DPL Inc. The Dayton Power and Light Company DPL Energy, LLC DPL Energy Resources, Inc. MVIC Regulated and vertically integrated electric utility Provides approximately 97% of total consolidated revenue and 95% of total assets Owner and operator of peaking generation facilities Competitive retail energy marketer Serves over 400 commercial and industrial customers with nearly 700 MW of generation load Captive insurance company Provides insurances services to DPL and its subsidiaries Principal Subsidiaries

4 Integrated Wholesale Operations Board of Directors CEO, President Operates a wires business Focused on operational performance Reliability Customer satisfaction Cost per customer Safety Long-term asset performance Customer Conservation and Energy Management Program Operates coal & peaking units 2,845 MW coal 967 MW peakers Focused on operational performance Equivalent availability Heat rate EFOR Capital expenditures Long-term asset performance Operates commodity risk management Serves POLR load Markets/bids supply Optimizes coal, natural gas oil and power Manages emission allowances RTO market activities Corporate functions Accounting Treasury Legal Regulatory Investor Relations Communications Human Resources Purchasing Environmental Information Technology Corporate Development T&D Operations Generation Commercial Operations Corporate Functions Functionally Organized

5 Paul Barbas – President and Chief Executive Officer Fred Boyle – Senior Vice President, Chief Financial Officer & Treasurer Scott Kelly – Senior Vice President, Service Operations Teresa Marrinan – Vice President, Commercial Operations Dan McCabe – Senior Vice President & Chief Administrative Officer Art Meyer – Senior Vice President, Corporate and Regulatory Affairs Joe Mulpas – Vice President, Chief Accounting Officer and Controller Gary Stephenson – Senior Vice President, Generation and Marketing Doug Taylor – Senior Vice President, General Counsel and Corporate Development Executive Management Team

6 Service territory encompasses 24 counties, within 6,000 square miles, in West Central Ohio. Population of 1.3 million. Loyal and diverse customer base. Over 500,000 retail customers Expanding military presence at Wright Patterson Air Force Base. Attractive local universities provide source of well-educated employees. Service Area

7 Retail Customers YTD June 2009: 514,000Retail Revenue YTD June 2009: $602.5 million Principal Industries Defense Food Processing Paper / Plastic Manufacturing Healthcare Automotive Diversified Retail Market West Central Ohio Residential, 88.6% Commercial, 9.8% Industrial, 0.3% Other, 1.3% Residential, 46.1% Commercial, 27.2% Industrial, 18.5% Other, 8.2% Customer Base Residential Government Commercial Industrial Education Residential, 38.8% Commercial, 27.1% Industrial, 23.8% Other, 10.3% Retail Sales YTD June 2009: 6,772 gWh

8 Ohio law requires utilities to join a regional transmission organization. Transmission operated by PJM. DP&L and its co-owned generation units are strategically located. Member of PJM and MISO RTOs. DP&L’s co-owned generation units operated by Duke have the capability to sell generation in MISO and/or PJM RTOs. PJM MISO Regional Transmission Organizations

9 DPL Inc. Generation Overview Natural Gas Peaking Units Coal Fired Generating Plants Portfolio totals 3,812 MWs of generating capacity. Coal: 2,845 MW Other: 967 MW 99% of DPL’s energy is produced with coal. Co-ownership of generation assets: Over 65% of generating capacity is owned in combination with other utilities Diversifies operational risk DP&L operates and purchases coal for 2 of 7 plants in which we have co-ownership. DP&L operates and purchases coal for Hutchings, a wholly-owned plant.

10 Environmental Upgrades to Existing Generation Environmental construction program completed on majority of base load coal units. DP&L Operated Partner Operated Hutchings (1) Killen Stuart Conesville (2) Beckjord Miami Fort East Bend Zimmer SCR FGD (Scrubbers) (1) Hutchings is wholly owned by DP&L. (2) Conesville enviromental projects expected to be completed during the third quarter 2009. Completed Under Construction

11 Generating stations are centrally located. Coal-fired generation units burn NAPP, CAPP and ILB coal. Realize benefits of coal blending capabilities on scrubbed units. Actively maintain coal supply diversity. Proximity to Diverse Coal Supply

12 DPL’s Coal Supply Diversity 2010 Contracted Coal at Stuart and Killen Stations* 2010 DPL Share % of tons by Supplier *Coal contract positions noted above are as of August 19, 2009 2010 DPL Share % of tons by Basin

13 Coal Optimization and Hedging Scrubbers enhance DP&L’s fuel flexibility. Annual gains on coal sales: 2008 Actual: $83 million 2009 Estimate: $65 million 2010 Estimate: $20 million Post 2010 benefits will be dependent upon coal market volatility and price spreads between coal types. Approximately 100% hedged for committed burn through 2010.

14 Regulatory Update Public Utilities Commission of Ohio (PUCO) approved DP&L’s electric security plan (ESP) on June 24, 2009. Implemented the Transmission Cost Recovery Rider on June 1, 2009. Filed an amended AMI / Smart Grid plan on August 4, 2009. Estimated Capital Costs ($ millions) Implementation Period AMI $184 3 years Smart Grid $195 10 years Note: Estimated capital costs do not reflect potential benefits from DP&L's federal stimulus application which was filed in August 2009.

15 Regulatory Update Renewable requirements per Ohio Senate Bill 221: Plan to meet 2009 and 2010 requirements through the purchase of renewable energy credits. Evaluating opportunities to build and/or purchase renewable resources. 2009 2010 2015 2020 2025 Renewable Targets (%) 0.246% 0.490% 3.350% 8.160% 12.000% Solar Targets (%) 0.004% 0.010% 0.150% 0.340% 0.500% Advanced Energy(%) 0.000% 0.000% 0.000% 0.000% 12.500% Note: Half of the renewable and solar requirements must come from within the state of Ohio.

16 2009 Earnings Guidance 2009 earnings guidance of $2.00 to $2.20 per share Current 2009 earnings guidance reflects: 6% decline in total annual retail sales and Lower market prices for power

17 2010 earnings guidance of $2.35 to $2.60 per share. 2010 Earnings Guidance and Key Assumptions Economic Impact Retail sales are flat to 2009 Wholesale sales: 2,600 – 3,000 gWh AEP Dayton Hub on-peak power pricing: $47/mWh 3% increase in O&M expense, excluding energy efficiency costs Coal optimization benefits of $20M Continued recovery of environmental costs of $35M Implementation of fuel clause Projected generation output of 16,000 – 16,500 gWh Purchased power volume of 1,200 – 1,600 gWh Cost Control Plant Performance and Purchased Power Regulatory and Other

18 DPL Inc. 2009 - 2011 Capital Outlook Construction Additions ($ in millions) 2009 – 2011 estimated construction additions Base: $500 million Proposed AMI/Smart Grid: $188 million (Pending PUCO approval) Total $688 million $0 $50 $100 $150 $200 $250 $300 $350 2007A 2008A 2009E 2010E 2011E Base Proposed AMI/Smart Grid

19 Liquidity and Cash Flow Strong liquidity position Anticipate positive free cash flow (1) in 2009 and 2010. Anticipate minimal borrowings on revolving lines of credit at December 31, 2009. (1) Free cash and total liquidity are non- GAAP financial measures. Please see page #2 for additional information about these non-GAAP financial measures. The most directly comparable GAAP financial measure for total liquidity is cash and cash equivalents, as noted in the table above. As of ($ in millions) August 31, 2009 Cash and Cash Equivalents 76 $ Available Credit from DP&L's Short-term Revolvers 195 Total Liquidity(1) 271 $

20 Long-Term Debt Amount Interest Rate Maturity ($ millions) (%) (year) DPL Inc. Senior Notes 297.4 6.875% 2011 Senior Notes 195.0 8.125% 2031 Unamortized debt discount (0.2) Total Parent Debt* 492.2 7.370% DP&L First Mortgage Bonds 470.0 5.125% 2013 Pollution Control Series (2036) 100.0 4.800% 2036 Pollution Control Series (2034) 214.4 4.780% 2034 Pollution Control Series (2040) 100.0 variable 2040 Capitalized Leases 0.2 2010 Unamortized debt discount (0.9) Total DP&L Debt* 883.7 4.989% Total DPL Inc. Debt* 1,375.9 5.907% At June 30, 2009 *Note: Interest rates for total parent debt, total DP&L debt, and total DPL Inc. debt reflect weighted average interest rates.

21 Investment Credit Ratings Solid investment grade status reflects continued improvement to the company’s overall financial and business risk profile. Moody's Standard & Poor's Fitch DPL Inc. Issuer Rating A2 A- BBB+ Senior Unsecured Debt Baa1 BBB+ BBB+ Outlook Stable Stable Positive Last Rating Update August 2009 April 2009 April 2008 The Dayton Power and Light Company Issuer Rating A2 A- A- Senior Secured Debt Aa3 A A+ Outlook Stable Stable Positive Last Rating Update August 2009 April 2009 April 2008

22 EPS from Continuing Operations, Non-GAAP Why Invest in DPL? Note: Page # 26 of this presentation includes a reconciliation of GAAP to non-GAAP EPS from continuing operations. At this time, non-GAAP EPS from continuing operations estimated for 2009 includes one known adjustment and for 2010 does not include any adjustments. Since DPL is unable to project adjustments for future periods, additional events may arise that may be included in the future as adjustments for 2009 and 2010 non-GAAP EPS from continuing operations. Solid and continuous earnings growth EPS from Continuing Operations, GAAP $0.97 $1.03 $1.80 $2.12 $2.10 $2.48 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2005 2006 2007 2008 2009E 2010E $1.03 $1.40 $1.53 $2.05 $2.03 $2.48 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2005 2006 2007 2008 2009E 2010E

23 Solid performance track record Positive regulatory framework Electric Security Plan in place through the end of 2012 Implementation of Transmission Cost Recovery Rider in June 2009 Rollout and implementation of proposed AMI / Smart Grid Plan in 2010(1) Positive free cash flow(2) outlook Major environmental construction program completed Strong balance sheet Solid investment grade ratings Pending PUCO approval Free cash is a non- GAAP financial measures. Please see page #2 for additional information about this non-GAAP financial measure. Why Invest in DPL? (1) (2)

24 February 2006 4% February 2007 4% December 2007 6% December 2008* 4% Why Invest in DPL? *Announced a quarterly dividend increase from $0.275 to $0.285 per share in December 2008, resulting in a current annualized dividend of $1.14 per share. Consistent Dividend Growth

Appendix

26 Reconciliation of GAAP to Non-GAAP Earnings Per Share Non-GAAP Earnings Per Share Reconciliation 2009E 2008A 2007A 2006A 2005A Diluted earnings from continuing operations (GAAP) $2.10 $2.12 $1.80 $1.03 $0.97 Adjustments: Deferral of 2008 RTO related charges (0.07) -- -- -- -- Ohio tax settlement -- (0.07) -- -- -- Executive litigation settlement -- -- (0.17) -- -- AEGIS insurance recovery -- -- (0.07) -- -- Gain on corporate aircraft sale -- -- (0.03) -- -- Charge for peaking plant impairment -- -- -- 0.37 -- Charge for early redemption of debt -- -- -- -- 0.29 Gain on sale of public equity investments -- -- -- -- (0.23) Adjusted diluted earnings per share from continuing operations $2.03 $2.05 $1.53 $1.40 $1.03 (Non-GAAP)

Generation Portfolio

Plant[1]	Location	Fuel	Total Capacity (MW)	Net Capacity (MW)	Co-Owners	Operator	COD
Hutchings	Miamisburg, Ohio	Coal	365	365	—	DP&L	1948–1953
Hutchings CT	Miamisburg, Ohio	Gas	23	23	—	DP&L	1968
Killen	Wrightsville, Ohio	Coal	600	402	Duke	DP&L	1982
Killen CT	Wrightsville, Ohio	Oil	18	12	Duke	DP&L	1982
Stuart	Aberdeen, Ohio	Coal	2,343	820	AEP, Duke	DP&L	1970–1974
Stuart IC	Aberdeen, Ohio	Oil	10	3	AEP, Duke	DP&L	1969
Conesville Unit 4	Conesville, Ohio	Coal	780	129	AEP, Duke	AEP	1973
Beckjord Unit 6	New Richmond, Ohio	Coal	414	210	AEP, Duke	Duke	1969
Miami Fort Units 7 & 8	North Bend, Ohio	Coal	1,022	368	Duke	Duke	1975–1978
East Bend Unit 2	Rabbit Hash, Kentucky	Coal	600	186	Duke	Duke	1981
Zimmer	Moscow, Ohio	Coal	1,300	365	AEP, Duke	Duke	1991
Yankee Street CT	Centerville, Ohio	Gas	94	94	—	DP&L	1969
Monument IC	Dayton, Ohio	Oil	12	12	—	DP&L	1968
Tait Diesels IC	Dayton, Ohio	Oil	10	10	—	DP&L	1967
Sidney IC	Sidney, Ohio	Oil	12	12	—	DP&L	1968
Tait Units 1 – 3	Dayton, Ohio	Gas	256	256	—	DP&L	1995–1998
Montpelier Units 1 – 4	Montpelier, Indiana	Gas	238	238	—	DP&L	2001
Tait Units 4 – 7	Dayton, Ohio	Gas	307	307	—	DP&L	2002
Total			**8,404**	**3,812**			

Note:
1 Does not include OVEC generation, with approximately 110 MW treated as Purchased Power. Montpelier Units 1-4 and Tait Units 4 – 7 are owned by DPL Energy, LLC.

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